“Rooted in History…Growing for the Future.”
WELCOME  TO
THE 2007
ANNUAL
MEETING OF
SHAREHOLDERS
Florida Community
Banks, Inc.

GROWTH HIGHLIGHTS

•
ASSETS GREW 12% FROM $907
MILLION AT END OF 2005 TO $1.017
BILLION AT THE END OF 2006

•
ASSETS DECLINED TO $1.004 BILLION
AT MARCH 31, 2007.

•
MODERATE LOAN AND DEPOSIT
GROWTH IN 2006; EXPECTED TO
DECLINE IN 2007.

GROWTH HIGHLIGHTS
•
LOANS AT YEAR END 2005 WERE
$791 MILLION AND GREW TO $869
MILLION BY YEAR END 2006,
DECLINING TO $840 MILLION AT
MARCH 31, 2007

. DEPOSITS AT YEAR END 2005 WERE
$737 MILLION AND GREW TO $835
MILLION BY YEAR END 2006,
DECLINING TO $816 MILLION AT
MARCH 31, 2007

PERFORMANCE

•
RECORD EARNINGS→$23.1 MILLION
($37.7 MILLION BEFORE TAX)  A 27%
  INCREASE FROM $18.2 MILLION IN
  2005

•
ONE OF THE BEST PERFORMING
BANKS IN THE UNITED STATES

PERFORMANCE
•
RETURN ON AVERAGE ASSETS WAS
2.31% IN 2006 AND 1.87% IN FIRST
QUARTER 2007

•
RETURN ON AVERAGE EQUITY WAS
28.89% IN 2006 AND 20.22% IN FIRST
QUARTER 2007

•
2006 EFFICIENCY RATIO WAS 27.33%

PLANNING FOR THE FUTURE
•
PLANNED EXPANSION
–
CALOOSA SHORES
–
 AVE MARIA
–
 NORTH PORT
–
 COCONUT POINTE
–
 ALICO COMMONS

PLANNING FOR THE FUTURE
•
STRATEGIC PLANNING RESULTS
   NEW MANAGEMENT POSITIONS:
    -  EVP – ROBERT MAYS
-
SVP HR – JEFF BUSH
-
BSA OFFICER – PAUL VIANCOURT
-
SVP RETAIL – BILL NORRIS
-
VP/IT – BIO SOUKKAY
-
SVP CCO - DOUG ARCHIBOLD
-
SVP TREASURY -

HISTORICAL PERSPECTIVE
•
GROWTH INDICATORS
•
QUALITY INDICATORS
•
PERFORMANCE INDICATORS

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
99
00
01
02
03
04
05
06
MAR 07

GROWTH INDICATORS
LOANS IN THOUSANDS OF DOLLARS

$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
99
00
01
02
03
04
05
06
MAR
07

GROWTH INDICATORS
DEPOSITS IN THOUSANDS OF DOLLARS

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
99
00
01
02
03
04
05
06
MAR 07

GROWTH INDICATORS
TOTAL ASSETS IN THOUSANDS OF DOLLARS

$100,000
$80,000
$60,000
$40,000
$20,000
$-
99
00
01
02
03
04
05
06
MAR '07

GROWTH INDICATORS
CAPITAL IN THOUSANDS OF DOLLARS

$100,000
$80,000
$60,000
$40,000
$20,000
$-
99
00
01
02
03
04
05
06
MAR '07

GROWTH INDICATORS
TOTAL INTEREST INCOME IN THOUSANDS OF DOLLARS                      (MARCH 2007 ANNUALIZED)

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
99
00
01
02
03
04
05
06
MAR '07

GROWTH INDICATORS
TOTAL INTEREST EXPENSE IN THOUSANDS OF DOLLARS                      (MARCH 2007 ANNUALIZED)

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
99
00
01
02
03
04
05
06
MAR '07

GROWTH INDICATORS
NET INTEREST INCOME IN THOUSANDS OF DOLLARS                      (MARCH 2007 ANNUALIZED)

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
99
00
01
02
03
04
05
06
MAR '07

QUALITY INDICATORS
TOTAL NON-PERFORMING ASSETS IN THOUSANDS OF DOLLARS

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
99
00
01
02
03
04
05
06
MAR
'07

QUALITY INDICATORS
ALLOWANCE FOR POSSIBLE LOAN LOSSES IN THOUSANDS OF DOLLARS
QUALITY INDICATORS

$300
$250
$200
$150
$100
$50
$-
$(50)
$(100)
99
00
01
02
03
04
05
06
MAR '07

QUALITY INDICATORS
NET CHARGE-OFFS IN THOUSANDS OF DOLLARS

DESCRIPTION	AMOUNT	DETAILS
Golf course in Wellington, Florida	$2,203,435	OREO property under contract and expected to net us $2.7-3.0 million with closing before June 30.
Residential canal lot in Cape Coral	$200,000	OREO property originally purchased by borrower for $400,000 currently valued at $225,000
Single Family lot on Wells Ave, Lehigh Acres	$44,000	OREO property originally purchased by borrower for $110,000 currently valued at $55,000
3 Single Family lots on Lydia St and Clarement St in Lehigh Acres	$92,945	OREO property originally purchased by borrower for $------, Two lots have been sold for $-- and the remaining lot is expected to sell for the same amount
House on Inman St in Lehigh Acres	$250,310	OREO property appraised at $260,000. Cooperative borrower is now painting the house and trying to help get it ready to sell.
TOTAL OREO	$2,790,690

DESCRIPTION	AMOUNT	DETAILS
900 acres on Belmont Road in Charlotte County	$17,601,191	This is an assemblage of properties with total acres of approximately 900 acres. At the time the loan was made, there was a letter of intent from WCI to purchase the properties with certain sums up front and then a payout of additional funds as individual lots were sold. Had the letter of intent converted to a contract, the seller would have realized a total of between $80-105 million. While WCI began walking away from new projects just as this one was to go to hard contract, the value is still believed to be significant. The property has been listed by the borrower with George Winslow who is a significant broker for large tracts of land in Southwest Florida. Additionally, the bank has had several inquiries it has passed along to the borrower. There is also a pending offer to purchase 200 acres of the property for $35,000 per acre and the remainder of the property has been ranked by the Charlotte County Conservation Group as their first choice for properties to purchase with their current allocation of funds. The ranking is based on the properties location as it would connect the current Del Webb conservation area to Shell Creek. If these sales occur, the borrower would net approximately $31 million.
Partially completed fun park in Ft. Myers	$8,263,702	This loan was to build a "fun park" on Summerlin Road in Fort Myers, near Ft. Myers Beach. The project suffered several setbacks to include two hurricanes, a failed contractor, and disability of the primary guarantor/principal due to a car accident. There has been a recent offer of $11.3 million for the park, however, the LLC owning the property has filed a chapter 11 bankruptcy and we are still uncertain if the contract will be accepted. In addition to the fun park property, we hold a first mortgage on two waterfront lots in Sarasota and a second mortgage on the guarantor's residence. The lots are believed to be worth something in excess of $1 million each and the house has been appraised for $2.2 million with a $750 thousand first mortgage.

DESCRIPTION	AMOUNT	DETAILS
Marina in Dania, Florida	$7,248,870	This is an $8,185,129 first mortgage on a marina facility in Dania Florida. We have participated $936,259 to another bank. The marina was purchased and converted to a condominium type property (generally referred to as dockominiums) and the intent was to sell individual units to repay the loan. A dispute has arisen between the general partners and the primary investors who have a second mortgage on the marina. They have refused to sign partial releases necessary to sell individual units and therefore sales have stopped. The units that were sold were for prices in excess of $100,000 per unit and we would need approximately $45, 000 per unit to be paid in full. We have a number of investors interested in this project and have filed foreclosure documents to force the sale. The time for answers has passed and none were filed so we have asked for a summary judgment and a sale date. We are waiting on the court to put this on a judge's calendar and then expect to be paid in full. This should occur by the end of July, but unfortunately, we cannot control how fast the court system works. We have also been informed by the attorney of the holder of the second mortgage that they have the ability to pay us in full and will do so before they lose the property to our foreclosure action. The borrower has informed us that they
Singer Island lot	$4,575,028	This is a lot on Singer Island (coastal Island north of Riviera Beach and south of North Palm Beach). The borrower is a developer and had a number of pre-sale contracts walk away from another project and that has put them in a temporary cash flow bind. They are attempting to refinance that project to recover some equity and bring our loan current. We have filed for foreclosure to put us in a position to sell if they are unable to do so. Property was purchased for $6.1 million and is planned for a 14 unit condo project.

$25,000
$20,000
$15,000
$10,000
$5,000
$-
99
00
01
02
03
04
05
06
MAR
'07

PERFORMANCE INDICATORS
NET INCOME                           (MARCH 2007 ANNUALIZED)

70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
99
00
01
02
03
04
05
06
MAR '07
Bank
Peer Group

PERFORMANCE INDICATORS
EFFICIENCY RATIO

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
99
01
03
05
MAR
'07
Bank
Peer Group

PERFORMANCE INDICATORS
 RETURN ON AVERAGE ASSETS            (MARCH 2007ANNUALIZED)

30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
99
01
03
05
MAR '07
Bank
Peer Group

PERFORMANCE INDICATORS
 RETURN ON AVERAGE EQUITY            (MARCH 2007ANNUALIZED)

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
99
00
01
02
03
04
05
06
MAR '07

PERFORMANCE INDICATORS
EARNINGS PER SHARE      (MARCH 2007 ANNUALIZED)

$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
99
00
01
02
03
04
05
06
MAR '07

PERFORMANCE INDICATORS
STOCK PRICE AT PERIOD-END  (SPLIT-ADJUSTED)

SUMMARY OF 2006
•
RECORD EARNINGS►$23.1 MILLION

•
HIGHEST ROA IN PAST 5
YEARS►2.31%

•
26.5% INCREASE IN EARNINGS PER
SHARE OVER 2005►$3.48

•
TOTAL ASSETS PASSED $1 BILLION
IN APRIL 2006

WHAT DOES ALL THIS MEAN TO
THE SHAREHOLDERS?
JANUARY 1, 1990►
 1,000 SHARES = $62,000

DECEMBER 31, 2006►
 18,586 SHARES = $617,984
+ dividends of      $  70,946
                      $688,930

SIMPLE ANNUAL RATE OF RETURN 53%

“Rooted in History…Growing for the Future.”
FLORIDA COMMUNITY
BANKS, INC.
2007 ANNUAL
SHAREHOLDERS’
MEETING